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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT,
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported): March 30, 2000

                              EMERGING VISION, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

        New York                        1-14128                   11-3096941
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                             1500 Hempstead Turnpike
                           East Meadow, New York 11554
                     ---------------------------------------
                    (Address of Principal Executive Offices)

                                 (516) 390-2100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                              STERLING VISION, INC.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5. Other Events

     A. Change of Name of Company to Emerging Vision, Inc.

     At a special meeting of the Company's shareholders held on April 17, 2000 (the "Special Meeting"), the shareholders of the Company approved an amendment to the Company's Amended and Restated Certificate of Incorporation changing the Company's name to "Emerging Vision, Inc." The change of name became effective on April 17, 2000, the date of the Company's filing of such amendment with the New York State Department of State.

     B. Approval of Increase in Authorized Common Stock

     At the Special Meeting, the shareholders also approved a further amendment to the Company's Amended and Restated Certificate of Incorporation increasing the authorized number of shares of Common Stock of the Company to 50,000,000. The increase became effective on April 17, 2000.

     C. New Executive Officers and Directors

     Effective April 18, 2000, (i) Gregory T. Cook was appointed as the Company's President and Chief Executive Officer and (ii) Sara V. Traberman was appointed as the Company's Senior Vice President-Finance and Chief Financial Officer. From April 1999 until joining the Company in March 2000 as President and Chief Executive Officer of its Internet division, Mr. Cook was Senior Vice President and Chief Administrative Officer of Rare Medium, Inc., the consulting firm retained by the Company to assist it in connection with the development and implementation of its e-commerce initiatives. Prior to joining Rare Medium, Mr. Cook served as President and Chief Executive Officer of Raven Eye, a specialty designer/importer/distributor of high end sunglasses and optical frames, and as President and Chief Executive Officer of Foster Grant, a sunglass and optical company. Mr. Cook was also elected to the Company's Board of Directors effective March 30, 2000. From September 1999 until joining the Company in March 2000 as Senior Vice President-Finance and Chief Financial Officer of its Internet division, Ms. Traberman was Vice President, Senior Marketing Officer for the Business Credit Unit of PNC Bank. Prior to joining PNC Bank, she held various positions at Transamerica Commercial Finance Corporation.

     Also effective April 18, 2000: (i) Dr. Alan Cohen was appointed President of the Company's retail optical store division and discontinued serving as the Company's President, Chief Executive Officer and Chief Operating Officer; (ii) Jerry Darnell was appointed to the position of Senior Vice President-Business Development for the Company's Internet and retail optical store divisions; and
(iii) William J. Young was appointed as the Company's Vice-President-Finance and Treasurer, and discontinued serving as the Company's Chief Financial Officer.


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     Effective March 30, 2000, Suresh V. Mathews, as well as Gregory T. Cook
(see above), were elected to the Company's Board of Directors, and effective April 10, 2000, William F Stasior was elected to the Board of Directors and appointed as Chairman of the Board. Mr. Mathews has served as President and Chief Operating Officer of Rare Medium, Inc. since February 1999 and was previously Senior Vice President and Chief Information Officer of Quaker State Oil Company and Vice President and General Manager of PepsiCo., Inc. Mr. Stasior served as Chairman and Chief Executive Officer of Booz-Allen & Hamilton, Inc. from 1991 to 1998.

     Effective March 30, 2000, each of Dr. Edward Cohen, Edward Celano and Jerry Lewis resigned from the Company's Board of Directors. Effective April 7, 2000, Dr. Robert Cohen resigned as the Company's Chairman of the Board, but remains as a director.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a) and (b) -- Not applicable

     (c)  Exhibits

          1. Amendment, filed April 17, 2000 with the New York State Department of State, to the Company's Amended and Restated Certificate of Incorporation.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   EMERGING VISION, INC.

                                   By: /s/ Joseph Silver
                                       ----------------------------------
                                       Name:  Joseph Silver
                                       Title: Executive Vice President & General
                                              Counsel


Date: April 25, 2000